EXHIBIT 21.                 PARENTS AND SUBSIDIARIES

    There is furnished a list of subsidiaries of Dresser Industries, Inc.
        as of October 31, 1994.

    See Note (a).



                                                                            % of Voting
                                                     State or Other          Securities
                                                     Sovereign Power         owned by
                                                    Under the Laws of        Immediate
                 Name                                Which Organized          Parent
- ----------------------------------------------     -------------------      -----------
AVA Italiana S.r.L.                                   Italy                   100%
AVA Norway A/S                                        Norway                  100%
AVA S.A.R.L.                                          France                  100%
Baroid Corporation                                    Delaware                100%
  Baroid Drilling Fluids, Inc.                        Delaware                100%
    American Thai Barite Limited                      Thailand                100%
    Atlantic Minerals and Products Corporation        Florida                 100%
      Sperry Sun International, Inc.                  Delaware              78.26% (2)
        Grape Holding B.V.                            Netherlands             100%
        NL do Brazil Ltda.                            Brazil                  100%
        Sperry Sun Drilling Services (Cyprus)
          Ltd.                                        Cyprus                  100%
        Sperry-Sun Saudia Company Limited             Saudi Arabia             75% (1)
    Baroid Industrial Minerals, Inc.                  Delaware                100%
      Bentonite Corporation                           Delaware                100%
    Petrotech Environmental Services, Inc.            Delaware                100%
    Baroid Drilling Chemical Products Limited         Nigeria                  60% (1)
    Baroid International Inc.                         Delaware                100%
      Baroid, S.A. de C.V.                            Mexico                   51%
      NL Baroid (Cameroon) S.A.R.L.                   Cameroun                100%
    Baroid of Nigeria Limited                         Nigeria                  60% (1)
    Baroid Rus Energy Services                        Russia                  100%
    Baroid Sales Export Corporation                   Delaware                100%
    Baroid Trading International, Inc.                Nevada                  100%
    Baroid de Venezuela, S.A.                         Venezuela              97.4% (3)
    Basin Surveys, Inc.                               West Virginia           100%
    Compania Transandina de Exportacion, Inc.         Delaware                100%
    Industrial Reactor Laboratories, Inc.             New York                100%
  Baroid Equipment, Inc.                              California              100%
    Baroid Equipment Canada, Inc.                     California              100%
    SW Servicing, Inc.                                Delaware                100%
  Baroid International Trading Corporation            Delaware                100%
    Baroid Australia Pty. Limited                     Australia                90%
    Baroid Corporation A/S                            Norway                  100%
    Baroid Corporation of Canada, Ltd.                Canada                  100%
      Baroid Group (Partnership)                      Canada                   54% (4)
      DB Stratabit (Canada) Ltd.                      Canada                  100%
    Baroid (Far East) Pte. Ltd.                       Singapore               100%


EXHIBIT 21 - OCTOBER 31, 1994
Page 2


                                                                            % of Voting
                                                     State or Other          Securities
                                                     Sovereign Power         owned by
                                                    Under the Laws of        Immediate
                 Name                                Which Organized          Parent
- ----------------------------------------------     -------------------      -----------

    Baroid International, S.p.A.                      Italy                   100%
      DB Stratabit Italia S.r.l.                      Italy                   100%
    Baroid Pigmina Industrial e Comercial Ltda.       Brazil                  100%
    Baroid S.A.R.L.                                   Tunisia                 100%
    Pacific Petroleum Products, Inc.                  Delaware               92.6%
      Minerales Andinos, S.A.                         Peru                    100%
    Petroleum Information & Equipment Services
      Pte. Ltd.                                       Singapore               100%
    Societe de Developpement de Barytine              Morocco                 100%
    Sperry-Sun de Ecuador S.A.                        Ecuador                 100%
  Baroid Management Company                           Delaware                100%
  Baroid Technology, Inc.                             Delaware                100%
  Canadian Baroid Sales Ltd.                          Canada                  100%
  DB Stratabit, Inc.                                  Delaware                100%
    DB Stratabit B.V.                                 Netherlands             100%
    DB Stratabit GmbH                                 Germany                 100%
    DB Stratabit (M.E.) E.C.                          Bahrain                 100%
    DB Stratabit Pte. Ltd.                            Singapore               100%
    DB Stratabit S.A.                                 Belgium                 100%
      DB Stratabit S.A.                               France                  100%
      DBS-Tunisie                                     Tunisia                 100%
    DB Stratabit S.A.R.L.                             Tunisia                 100%
    DB Stratabit (USA) Inc.                           Delaware                100%
    Industrias DB Stratabit, C.A.                     Venezuela               100%
    Xinjiang DB Stratabit Bit and Tool
      Company Ltd.                                    China                    60%
  Sperry-Sun Drilling Services, Inc.                  Delaware                100%
    Cochran-Dean Company                              Texas                   100%
    Drilling Services International, Inc.             Delaware                100%
    NL Acme Tool, Inc.                                Delaware                100%
      Baroid GmbH                                     Germany                 100%
    Sperry-Sun de Venezuela, S.A.                     Venezuela               100%
    Tre-Tech, Inc.                                    Delaware                100%
  Sub Sea International Inc.                          Delaware                100%
    Sub Sea do Brasil-Servicos Submarinos Ltda.       Brazil                   90% (5)
    Sub Sea International Australia, Inc.             Delaware                100%
    Sub Sea International New Zealand Inc.            Delaware                100%
    Sub Sea Offshore (B) Berhad                       Brunei                   70%
    Sub Sea Offshore Espana, S.A.                     Spain                   100%
    Sub Sea Offshore (Holdings) Limited               United Kingdom          100%
      Camera Alive                                    United Kingdom          100%
      Sub Sea Offshore Limited                        United Kingdom          100%
        Sub Sea Norge A.S.                            Norway                  100%
        SubSea Offshore Pte. Ltd.                     Singapore               100%


EXHIBIT 21 - OCTOBER 31, 1994
Page 3


                                                                            % of Voting
                                                     State or Other          Securities
                                                     Sovereign Power         owned by
                                                    Under the Laws of        Immediate
                 Name                                Which Organized          Parent
- ----------------------------------------------     -------------------      -----------

        Sub Sea Survey Limited                        Scotland                 50% (6)
    Sub Sea Offshore, Inc.                            Delaware                100%
    Sub Sea Offshore (Nigeria) Limited                Nigeria                  75% (7)
    Sub Sea Overseas, Inc.                            Panama                  100%
    Sub Sea Underwater Associates, Inc.               Delaware                 51%
    Sub Sea Worldwide, Inc.                           Panama                  100%
Bredero Price Holding B.V.                            Netherlands             100%
  Bredero Price Coaters (Thailand) Limited            Thailand                100%
  Bredero Price Coatings Pty. Ltd.                    Australia               100%
  Bredero Price Colombia B.V.                         Netherlands             100%
  Bredero Price GmbH                                  Germany                 100%
  Bredero Price International B.V.                    Netherlands             100%
    Zhanjiang Zhonghai Bredero Price
      Coasters Inc.                                   China                    60%
  Bredero Price International, Inc.                   Texas                   100%
  Bredero Price (Middle East) Limited                 Cyprus                  100%
  Bredero Price (Nigeria) Limited                     Nigeria                  60%
  Bredero Price Services Limited                      England                 100%
  Bredero Price (West Africa) Limited                 Cyprus                   60%
  Bredero Norway B.V.                                 Netherlands             100%
    Bredero Price Norway A/S                          Norway                  100%
  Chalfont Limited                                    Cyprus                  100% (8)
  Kapeq Trading Limited                               Cyprus                  100% (9)
  P.T. Bredero Price Indonesia                        Indonesia                75%
  SIF-Isopipe S.A.                                    France                  100%
  SIF Overseas Trading Limited                        Cyprus                  100% (8)
  Uniglobe Engineering Limited                        Cyprus                  100%
  Vosnoc Limited                                      Cyprus                  100% (8)
Dresser AG                                            Liechtenstein           100%
  Dresser Anstalt                                     Liechtenstein           100%
    Dresser Australia Pty. Ltd.                       Australia               100%
    Dresser Singapore Pte. Ltd.                       Singapore               100%
  Magcobar Manufacturing Nigeria Limited              Nigeria                  60%
  P.T. Dresser Magcobar Indonesia                     Indonesia                60%
Dresser Argentina S.A.                                Argentina               100%
Dresser Canada, Inc.                                  Canada                  100%
Dresser Congo S.A.R.L.                                Congo                   100%
Dresser Corporation                                   Nevada                  100%
Dresser Far East, Inc.                                Delaware                100%
Dresser Foreign Sales Corporation Limited             Guam                    100%
Dresser Holding, Inc.                                 Delaware                100%
Dresser (Holdings) Limited                            England                 100% (10)
  AVA (U.K.) Limited                                  England                 100%


EXHIBIT 21 - OCTOBER 31, 1994
Page 4


                                                                            % of Voting
                                                     State or Other          Securities
                                                     Sovereign Power         owned by
                                                    Under the Laws of        Immediate
                 Name                                Which Organized          Parent
- ----------------------------------------------     -------------------      -----------

  Baroid Corporation Limited                          United Kingdom          100%
    Baroid Limited                                    United Kingdom          100%
    DB Stratabit Limited                              United Kingdom          100%
      Strata Bit Limited                              Scotland                100%
    Dresser Drilling and Production
       Services Limited                               United Kingdom          100%
    Sperry-Sun (U.K.) Limited                         United Kingdom          100%
  Dresser Holmes Limited                              England                 100%
    George Street Parade Limited                      England                 100%
  Dresser U.K. Limited                                England                 100%
  Dresser U.K. Pensions Limited                       England                 100%
  Mono Group Limited                                  Scotland                100%
    Mono Pumps Limited                                England                 100%
      Mono Pumps (Australia) Pty. Limited             Australia               100%
      Mono Pumps (New Zealand) Limited                New Zealand             100%
  M. W. Kellogg (Eastern Hemisphere) Limited          England                 100%
  M. W. Kellogg Limited                               England                  55%
    KESA Limited                                      England                 100%
    K.R.S.A. Limited                                  England                 100%
    Kellogg Construction Limited                      England                 100%
    Kellogg Offshore Limited                          England                 100%
    Kellogg Plant Services Limited                    England                 100%
    M. W. Kellogg International Limited               England                 100%
    M. W. Kellogg (Pensions) Limited                  England                 100%
    MWKL Field Services Limited                       Cayman Islands          100%
    MWKL Middle East Limited                          England                 100%
  T K Valve Holdings Limited                          England                 100%
    T K Valve Limited                                 England                 100%
      T K Valve (Abu Dhabi) Limited                   Scotland                100%
      T K Valve (Europe) Limited                      Scotland                100%
      T K Valve (Borneo) Limited                      Scotland                100%
    T K Valve (Singapore) Pte. Ltd.                   Singapore               100%
Dresser Industria e Comercio Ltda.                    Brazil                  100%
  Wayne Compressores Ltda.                            Brazil                  100%
Dresser International, Ltd.                           Delaware                100%
Dresser Investments N.V.                              Netherlands Antilles    100%
Dresser Korea, Inc.                                   Korea                   100%
Dresser Minerals International, Inc.                  Texas                   100%
Dresser-Nagano, Inc.                                  Delaware               71.4%
Dresser Norge A/S                                     Norway                  100%
Dresser Oilfield Gabon S.a.r.L.                       Gabon                    95% (11)


EXHIBIT 21 - OCTOBER 31, 1994
Page 5


                                                                            % of Voting
                                                     State or Other          Securities
                                                     Sovereign Power         owned by
                                                    Under the Laws of        Immediate
                 Name                                Which Organized          Parent
- ----------------------------------------------     -------------------      -----------

Dresser-Rand Company (Partnership)                    New York                 51%
  Dresser-Rand Argentina S.A.                         Argentina               100%
  Dresser-Rand Canada, Inc.                           Canada                  100%
  Dresser-Rand Compression Services, S.A.             Switzerland             100%
  Dresser-Rand Holding Company                        Delaware                100%
    Dresser-Rand B.V.                                 Netherlands             100%
    Dresser-Rand GmbH                                 Germany                 100%
    Dresser-Rand Japan Ltd.                           Japan                   100%
    Dresser-Rand Overseas Sales Company               Delaware                100%
      Dresser-Rand (U.K.) Ltd.                        England                 100%
    Dresser-Rand Sales Company, S.A.                  Switzerland             100%
      Dresser-Rand Services, S.a.r.L.                 Switzerland             100%
    Dresser-Rand de Venezuela S.A.                    Venezuela               100%
    Turbodyne Electric Power Corporation              Delaware                100%
  Dresser-Rand International B.V.                     Netherlands             100%
  Dresser-Rand Italia S.r.L.                          Italy                   100%
  Dresser-Rand Machinery Repair Belgie N.V.           Belgium                 100%
  Dresser Rand de Mexico, S.A. de C.V.                Mexico                  100%
  Dresser-Rand Power, Inc.                            Delaware                100%
    Dresser-Rand Comercio e Industria
      Ltda.                                           Brazil                  100%
    Dresser-Rand A/S                                  Norway                  100%
    Dresser-Rand (SEA) Pte. Ltd.                      Singapore               100%
  Dresser-Rand S.A.                                   France                  100%
  Dresser-Rand Services B.V.                          Netherlands             100%
Dresser Services, Inc.                                Delaware                100%
Dresser de Venezuela, C.A.                            Venezuela               100%
Dresser Venn Co., Ltd.                                Japan                    65%
Fann Instrument Company                               Delaware                100%
M. W. Kellogg Company, The                            Delaware                100%
  Kellogg Capital Corporation                         Delaware                100%
  Kellogg Pan American Corporation C.A.               Venezuela               100%
  M. W. Kellogg Holdings, Inc.                        Delaware                100%
    Aromatics Plant Services Limited                  Delaware                100%
    Intercontinental Services Limited                 Virgin Islands          100%
    KCI Constructors, Inc.                            Delaware                100%
    KRW Energy Systems Inc.                           Delaware                 80%
    Kellogg Cardon, C.A.                              Venezuela               100%
    Kellogg China Consultants Inc.                    Delaware                100%
    Kellogg China Inc.                                Delaware                100%
    Kellogg Development Corporation                   Delaware                100%
    Kellogg Far East, Inc.                            Delaware                100%
    Kellogg ISL Limited                               Cayman Islands          100%
    Kellogg India Limited                             Delaware                100%


EXHIBIT 21 - OCTOBER 31, 1994
Page 6


                                                                            % of Voting
                                                     State or Other          Securities
                                                     Sovereign Power         owned by
                                                    Under the Laws of        Immediate
                 Name                                Which Organized          Parent
- ----------------------------------------------     -------------------      -----------

    Kellogg Indonesia, Inc.                           Delaware                100%
    Kellogg International Corporation                 Delaware                100%
    Kellogg International Services Corporation        Delaware                100%
    Kellogg International Services Limited            Cayman Islands          100%
    Kellogg Iran, Inc.                                Delaware                100%
    Kellogg Iraq Limited                              Delaware                100%
    Kellogg Italy, Inc.                               Delaware                100%
    Kellogg Korea, Inc.                               Delaware                100%
    Kellogg Malaysia, Inc.                            Delaware                100%
    Kellogg (Malaysia) Sdn. Bhd.                      Malaysia                100%
    Kellogg Mexico, Inc.                              Delaware                100%
    Kellogg Middle East Limited                       Delaware                100%
    Kellogg Middle East Services Inc.                 Delaware                100%
    Kellogg Nigeria Inc.                              Delaware                100%
    Kellogg Overseas Construction Corporation         Delaware                100%
    Kellogg Overseas Corporation                      Delaware                100%
    Kellogg Overseas Services Corporation             Panama                  100%
    Kellogg Pan American Corporation                  Delaware                100%
    Kellogg Plant Services Inc.                       Delaware                100%
    Kellogg Rust Services Inc.                        Delaware                100%
    Kellogg Rust Synfuels, Inc.                       Delaware                100%
    Kellogg Saudi Arabia Limited                      Delaware                100%
    Kellogg Services, Inc.                            Delaware                100%
    Kuwait Kellogg Ltd.                               Delaware                100%
    M. W. Kellogg Company Limited                     Canada                  100%
    M. W. Kellogg Constructors Inc.                   Delaware                100%
    Pullman Incorporated Capital Corporation          Delaware                100%
    Pullman Kellogg Algeria Inc.                      Delaware                100%
    Pullman Kellogg Plant Services Algeria, Inc.      Delaware                100%
    Subtec Middle East Limited                        Delaware                100%
    Societe Kellogg                                   Delaware                100%
Masoneilan International, Inc.                        Delaware                100%
  Colville Trading Pte. Ltd.                          Singapore               100% (12)
  Dresser B.V.                                        Netherlands             100% (13)
    Dresser Europe S.A.                               Belgium                 100%
      Ebro-Electronic GmbH                            Germany                 100% (14)
    Dresser Industrial Products B.V.                  Netherlands             100%
       AVA Netherlands B.V.                           Netherlands             100%
    Dresser Japan Ltd.                                Japan                   100%
    Dresser Netherlands B.V.                          Netherlands             100%
      Dresser Wayne AB                                Sweden                  100%
    Dresser Produits Industriels                      France                  100%
      Kellogg France, S.A.                            France                  100%
    Masoneilan S.p.A.                                 Italy                   100%


EXHIBIT 21 - OCTOBER 31, 1994
Page 7


                                                                            % of Voting
                                                     State or Other          Securities
                                                     Sovereign Power         owned by
                                                    Under the Laws of        Immediate
                 Name                                Which Organized          Parent
- ----------------------------------------------     -------------------      -----------

  Masoneilan HP + HP GmbH                             Germany                 100%
  Masoneilan Internacional, S.A. de C.V.              Mexico                  100%
  Masoneilan S.A.                                     Spain                    75% (15)
  Masoneilan (S.E.A.) Pte. Ltd.                       Singapore               100%
P.T. Security Mulia Indonesia                         Indonesia                70%
Property and Casualty Insurance, Limited              Bermuda                 100%
Property and Casualty Insurance Ltd. - U.S.           Vermont                 100%
T K Valve & Manufacturing, Inc.                       Texas                   100%
  T K Valve (Canada) Ltd.                             Canada                  100%
  T K Valve, Inc.                                     Texas                   100%
Triconos Mineros S.A.                                 Chile                   100%
Wheatley TXT Corp.                                    Delaware                100%
   Axelson Canada, Inc.                               Delaware                100%
   Axelson, Inc.                                      Delaware                100%
   Axelson Pump Company                               Delaware                100%
   Clif Mock Company                                  Delaware                100%
      Mock Limited                                    United Kingdom          100%
   Texsteam Inc.                                      Delaware                100%
   Tom Wheatley Valve Company                         Delaware                100%
   Wheatley Corporation                               Delaware                100%
   Wheatley Gaso Inc.                                 Delaware                100%
      Wheatley Canada Ltd.                            Canada                  100%
   Wheatley Pump Incorporated                         Delaware                100%
Worthington Corporation                               Delaware                100%
Worthington do Brasil, Inc.                           Delaware                100%
Worthington Pump Inc.                                 Delaware                100%
  Ingersoll-Dresser Pumps de Colombia, S.A.           Colombia                 93% (16)


( a) The names of certain subsidiaries of Registrant have been omitted since the unnamed subsidiaries considered in the aggregate as a single subsidiary would not constitute a significant subsidiary.

( 1) Shares held in trust by NL Industries, Inc.

( 2) Remaining 21.74% owned by Sperry-Sun Drilling Services Inc.

( 3) Remaining 2.7% held by various individuals.

( 4) Remaining owned by Canadian Branch of Baroid Equipment Canada, Inc. (30.7%) and by DB Stratabit (Canada) Ltd. (15.3%).


EXHIBIT 21 - OCTOBER 31, 1994
Page 8


( 5) Remaining 10% owned by Sub Sea International Australia Inc.

( 6) Remaining 50% owned by Sub Sea Offshore (Holdings) Limited.

( 7) Shares held in trust by Seun Oyefess (99%) and Mrs. Olympia Abeka Oyefess
     (1%).

( 8) Shares held in trust by Abacus (Nominees) Limited (99.9%) and Abacus
     (Cyprus) Limited (.1%).

( 9) Shares held in trust by Abacus (Cyprus) Limited (50%) and Abacus (Nominees)
     Limited (50%).

(10) Represented by common voting shares. 100% of issued preferred voting shares are owned by Dresser Canada, Inc.

(11) Remaining 5% owned by Dresser Minerals International, Inc.

(12) Remaining 50% held by Worthington Corporation.

(13) 100% of issued voting preference shares held by Dresser Anstalt.

(14) Shareholding interest actually held by German Branch of Dresser Europe S.A.

(15) Remaining 25% owned by Dresser Produits Industriels.

(16) Remaining 7% owned by Dresser Minerals International, Inc. (1.8%); Dresser International, Ltd. (1.8%); Dresser Industries, Inc. (1.7%); Worthington Corporation (1%); and Dresser Holding, Inc.(.7%).